SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
NOTE 11 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of the date of the Financial Statements and has determined that all events are disclosed herein.

On January 3, 2021, Marjan Tina and Reno Suwarno was issued a warrant at a price of $0.000025 per share ($25.00 total) to purchase 1,000,000 shares of common stock at the exercise price of $0.60 per share.

On January 15, 2021, the Company issued 1,286 shares of common stock to Diversified Unlimited for services rendered thru December 31, 2020 at a share price of $1.75 per share.

On February 1, 2021, the Company issued 11,504 shares of common stock to Vinoth Sambandan for settlement of accounts payable at a share price of $1.50 per share.

On March 12, 2021, the Company entered into a promissory note with Willy A Saint-Hilaire in the amount of $9,333. The note carries interest at 16% with equal monthly interest and principal payments for 12 months.